SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant ___
Filed by a Party other than the Registrant __

Check the appropriate box:

_    Preliminary Proxy Statement

_    Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2))

X    Definitive Proxy Statement

_    Definitive Additional Materials

_    Soliciting Material Pursuant to 240.14a-12

                               JNS MARKETING, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

X    No fee required.

__   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)     Title of each class of securities to which transaction applies:

       (2)     Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)     Proposed maximum aggregate value of transaction:

       (5)     Total fee paid:


__   Fee paid previously with preliminary materials.

__ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)     Amount Previously Paid:

       (2)     Form, Schedule or Registration Statement No.:

       (3)     Filing Party:

       (4)     Date Filed:

                               JNS MARKETING, INC.
                            4150 LONG BEACH BOULEVARD
                          LONG BEACH, CALIFORNIA 90807
                                   -----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON THURSDAY, FEBRUARY 28, 2002
                                   -----------

To The Shareholders of JNS Marketing, Inc.

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of JNS MARKETING, INC., a Colorado corporation (the "Company"), will be held on Thursday, February 28, 2002, at 12:00 p.m., local time, at the Company's principal executive office, 4150 Long Beach Boulevard, Long Beach, California 90807, for the following purposes:

1. To elect directors to serve for the ensuing year and until their successors are elected.

2. To authorize and approve redomiciling and reincorporating the Company in Nevada as Latinocare Management Corporation.

3.   To ratify the adoption of the 2002 Stock Option Plan for the Company.

4. To ratify the selection of Oppenheim & Ostrick as the Company's independent accountants for the transition of the Company's fiscal year end to December 31 and for fiscal year ending December 31, 2001.

5. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on January 25, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          /s/Jose J. Gonzalez
                                          President, Chief Executive Officer,
                                          Secretary, and Chairman

Long Beach, California
January 14, 2002

         ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                               JNS MARKETING, INC.
                            4150 LONG BEACH BOULEVARD
                          LONG BEACH, CALIFORNIA 90807
                                   -----------

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 28, 2002
                                   -----------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         The enclosed proxy is solicited on behalf of the Board of Directors of JNS Marketing, Inc., a Colorado corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on February 28, 2002 at 12:00 p.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Company's principal executive office, 4150 Long Beach Boulevard, Long Beach, California 90807. This proxy statement and accompanying proxy will first be mailed to stockholders entitled to vote at the Annual Meeting on or about January 25, 2002.

SOLICITATION

         The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company will reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by the Company or its agents. No directors, officers or other regular employees will be paid any additional compensation for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

         Only holders of record of Common Stock at the close of business on January 25, 2002 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on December 28, 2001, the Company had outstanding and entitled to vote 14,529,100 shares of Common Stock, the only outstanding class of securities entitled to vote at the Annual Meeting. Each share of Common Stock will be entitled to one vote on all matters to be voted on at the Annual Meeting.

QUORUM

         A quorum must be present for any action to be taken on a voting matter at the Annual Meeting. The presence in person or by proxy of persons holding one-third of the shares of Common Stock outstanding and entitled to vote constitutes a quorum. Except in the election of directors and the approval of the redomicile and reincorporation of the Company, the affirmative vote of the majority of the shares present in person or by proxy will be required for the approval of all matters presented at the Annual Meeting. Directors will be elected by plurality vote. The redomicile and reincorporation of the Company must be approved by two-thirds of all of the votes entitled to vote. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Broker non-votes occur when brokers or other nominees are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes will be counted for purposes of determining the presence of a quorum, but will not be counted for the purpose of determining whether a matter has been approved.

REVOCABILITY OF PROXIES

         Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 4150 Long Beach Boulevard, Long Beach, California 90807, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

DISSENTERS' RIGHT OF APPRAISAL

         Colorado General Corporation Law provides for certain dissenters' rights in connection with the proposed redomicile and reincorporation of the Company in Nevada as Latinocare Management Corporation, which proposal is to be considered at the Annual Meeting of Shareholders. The failure of a shareholder to vote against this proposal will not constitute a waiver of any rights otherwise afforded to any such shareholder by the laws of the State of Colorado, however, a shareholder may not vote in favor of this proposal and still retain dissenters' rights.

         A shareholder who intends to dissent from the proposed corporate action to redomicile and reincorporate the Company in Nevada as Latinocare Management Corporation must make a payment demand for the fair value of his or her shares in writing to the Company prior to the Annual Meeting of Shareholders. Such demand, when made, is effective to require payment in lieu of retaining ownership of the shares if a majority of the other shareholders take the proposed corporate action. The dissenting shareholder may not vote his or her shares in favor of the proposed corporate action. Provided the Company has received the dissenter's share certificates and written payment demand prior to the Annual Meeting of Shareholders, upon the effective date of the redomicile and reincorporation of the Company in Nevada as Latinocare Management Corporation, the Company will the pay the dissenter the amount the Company estimates to be the fair value of the dissenter's shares. If the dissenter refuses the offer by the Company, the dissenter may submit in writing to the corporation the dissenter's estimate of the fair value of the dissenter's shares. If the demand for payment remains unresolved, the Company may, within sixty days after receiving the demand, file suit in a District Court in Colorado to have the fair value of the shares determined by an independent party. The Court would consider such appraisal at trial and render a decision as to the value of the dissenter's shares. The Court may then enter a judgment for such determined value in favor of the shareholder. A copy of Colorado Revised Statutes Sections 7-113-201 through 209 is attached hereto as Exhibit A.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the beneficial ownership of the Company's capital stock as of December 28, 2001, by
(i) each stockholder who is known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, the only class of the Company's outstanding voting securities, (ii) each director and executive officer of the Company who owns any shares of Common Stock, and (iii) all executive officers and directors as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the shares listed below have sole investment and voting power with respect to such shares, subject to community property laws where applicable. These shareholders plan to vote all of their shares for the adoption of all of the proposals disclosed in this Proxy Statement.

                                                   NUMBER OF SHARES BENEFICIALLY
           NAME, TITLE, AND ADDRESS                          OWNED(1)            PERCENTAGE OWNERSHIP

Jose J. Gonzalez
  President, Chief Executive Officer,
  Secretary, and Chairman....................             6,904,218                     47.5%

                                       2


Joseph C. Luevanos
  Chief Financial Officer, Chief Operating
  Officer, and Director......................                  0                          0

Dr. Roberto Chiprut
  Director...................................             6,567,427                     45.2%

All current Executive Officers as a Group....             6,904,218                     47.5%

All current Directors who are not Executive
  Officers as a Group........................             6,567,427                     45.2%



(1) Except as pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned. The total number of issued and outstanding shares and the total number of shares owned by each person does not include unexercised warrants and stock options, and is calculated as of December 28, 2001.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

         The Company's By-Laws authorize a Board of Directors consisting of a number to be fixed from time to time by resolution of the Board of Directors. The number of directors is currently fixed at three (3). Accordingly, three (3) directors will be elected at the Annual Meeting. Directors hold office until the next annual meeting of stockholders or until their successors have been elected and qualified.

         It is the intention of each of the persons named in the accompanying proxy to vote the shares represented thereby in favor of the three (3) nominees listed below, unless contrary instructions are given. Proxies cannot be voted for a greater number of persons than the number of nominees named. All of the nominees listed below are currently directors of the Company. The Board of Directors has no reason to believe that any of the nominees listed below will be unable or will decline to serve. If, however, any nominee is unable or declines to serve, the persons named in the accompanying proxy reserve the right to vote the shares represented thereby in favor of the election of another person or persons nominated by the Board of Directors in his stead or, if no other person is so nominated, in favor of the remaining nominees.

NOMINEES

         Set forth below is certain information, as of December 28, 2001, concerning the nominees for election as directors at the Annual Meeting:

           NAME OF NOMINEE             AGE               POSITION WITH THE COMPANY                    DIRECTOR SINCE

Jose J. Gonzalez................        55    President, Chief Executive Officer, Secretary, and      October 2001
                                              Chairman

Joseph C. Luevanos..............        54    Chief Financial Officer, Chief Operating Officer, and   November 2001
                                              Director

Dr. Roberto Chiprut.............        53    Director                                                November 2001


         JOSE J. GONZALES, age 55, has been the Chairman of the Board of Directors, President, Chief Executive Officer, and Secretary of the Company since October 2001. He has been the President and Chief Executive Officer of Latinocare Management Corporation ("LMC"), a wholly owned subsidiary of the Company, since its inception in February 1995. Mr. Gonzalez's connections to the community and marketing and business experience have played an important role in the development of LMC's customer base. Mr. Gonzalez has more than 30 years of experience in the health care industry, including hospital administration, group and Independent Physician's Association development, managing community clinics in Los Angeles and Orange County, and managed care contracting. From December 1984 to July 1987, he was President and Chief Executive Officer of Universal Medi-Co., which contracted with group practices to provide management and support services. In November 1983, he started the White Memorial Medical Group, a hospital based group practice. Mr. Gonzalez is currently a member of the Public Policy Committee for the California Association of Physicians Organizations, as well as a member of the Advisory Board of the California Department of Managed Health Care, an appointment he received from Governor Gray Davis. Mr. Gonzalez received a Bachelor of Arts Degree in Language and Communications from California State University, Long Beach in 1970 and a Masters Degree in Public Administration, Health Care Management from Pepperdine University in 1973.

     JOSEPH C. LUEVANOS, age 54, has been the Chief Financial Officer and Chief Operating Officer of the Company since October 2001 and a director of the Company since November 2001. Mr. Luevanos has been the Chief Financial Officer, Chief Operating Officer, and a director of LMC since August 2001. From August 2000 to July 2001, Mr. Luevanos worked as an independent consultant. From August 1997 to July 2000, Mr. Luevanos was the Executive Vice President for Finance and Chief Financial Officer of Bentley Health Care, Inc. At Bentley Health Care, Inc. he provided executive oversight in the development and implementation of accounting and information systems, financial models for reviewing and evaluating external proposals, and strategic business plans. He also participated in contract negotiations with major medical centers to develop state of art cancer centers and with major investment banks to obtain funding for the company. From December 1976 to August 1997, Mr. Luevanos worked for Cedars-Sinai Medical Center ("CSMC"). From March 1982 to August 1997, he was the Chief Financial Officer and Senior Vice President of CSMC, responsible for the overall operations of the general accounting, third party reimbursement, contracting, risk management, cash management, and investment portfolio departments. He was also an Ex Officio Member of the Board of Directors and Assistant Treasurer of CSMC Corporation, served as Chairman of the Board of Directors of the Medical Center for-profit subsidiary of CSMC, and had executive oversight of CSMC's investment portfolio with assets in excess of $250 million. From January 1980 to February 1992, Mr. Luevanos was the Director of Finance of CSMC, responsible for organizing and managing the process for several bond financing transactions and the process for the preparation of the Medical Center annual budget and the automated systems to track actual results in comparison to the budget. From December 1976 to December 1979, Mr. Luevanos was the Controller for CSCM, responsible for developing, organizing, and managing the financial process for negotiation of construction financing through the State of California loan program. Mr. Luevanos has been a member of the Board of Directors of Proyecto Pastoral in Los Angeles, California since 1998 and a member of the Board of Directors of Latino Care in Los Angeles, California since 1996. He was a member of the Board of Directors of Public Counsel in Los Angeles, California from 1992 to 1997 and a member of the Loan Committee of the Officer of Statewide Health Planning and Development for the State of California from 1979 to 1984. Mr. Luevanos received a Bachelor in Business Administration from Loyola University in Los Angeles, California in 1969. He became a Certified Public Accountant in the State of California in 1973.

         ROBERTO CHIPRUT, M.D., age 53, has been a director of the Company since November 2001 and has been a director of LMC since its inception in February 1995. Dr. Chiprut has been a physician for thirty years. He is currently on staff at Cedars-Sinai Medical Center in Los Angeles, California, Charter Suburban Hospital in Los Angeles, California, St. Francis Medical Center in Los Angeles, California, Beverly Hills Medical Center in Los Angeles, California (Courtesy Staff), and American British Cowdray Hospital in Mexico City, Mexico. Dr. Chiprut was a member for the Board of Directors of the American Cancer Society in 1988. In 1987, he was the President of Charter Suburban Hospital. In 1984, he was the Chief of Medicine at Dominguez Valley Hospital. From 1983 to 1984, Dr. Chiprut was the Chief of Professional Activities Committee for Charter Suburban Hospital. In 1983, he was a member of the Research and Education
Institute of Harbor/UCLA Medical Center. Dr. Chiprut was the Chief of Gastroenterology of St. Francis Medical Center in 1981. Dr. Chiprut is a member of the American College of Physicians, American Society of Internal Medicine, American Society for the Study of Liver Disease, American Society of Gastrointestinal Endoscopy, American Gastroenterological Association, Profession Staff Association of Harbor/UCLA Medical Center, Los Angeles County Medical Association, American College of Gastroenterology, and Southern California Society of Gastroenterology. He has received several honors, including but not limited to, Fellow, American College of Physicians in 1983, Fellow, American College of Gastroenterology in 1985, and the Mayor of Los Angeles Certificate for Outstanding services in 1987 and 1989. Dr. Chiprut received a Bachelor of Science degree, Magna Cum Laude, from Colegio Hebreo Sefardai in Mexico City, Mexico in 1965. He Received a medical degree, Magna Cum Laude, from National University of Mexico in Mexico City in 1971.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent of its Common Stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Such persons are also required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on the Company's review of the copies of those forms received by the Company or written representations from such persons that no Forms 5 were required to be filed, to the Company's knowledge all reports due were timely filed.

BOARD COMMITTEES AND MEETINGS

         The Board of Directors does not currently maintain an Audit Committee or a Compensation Committee, but plans to appoint an Audit Committee and a Compensation Committee in the near future. During the fiscal year ended September 30, 2001, the Board of Directors held no meetings.

COMPENSATION OF DIRECTORS

         Directors receive no cash compensation for their services to the Company as directors, but are reimbursed for expenses actually incurred in connection with attending meetings of the Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH NAMED NOMINEE.

                                   MANAGEMENT

         Set forth below is certain information, as of December 28, 2001, concerning the current executive officers of the Company. All officers serve at the discretion of the Board of Directors. There are no family relationships among any of the Company's directors or executive officers.

           NAME                       AGE        POSITION WITH THE COMPANY

Jose J. Gonzalez................      55         President, Chief Executive
                                                 Officer, Secretary, and
                                                 Chairman
Joseph C. Luevanos..............      54         Chief Financial Officer, Chief
                                                 Operating Officer, and Director


         JOSE J. GONZALEZ has been the Chairman of the Board of Directors, President, Chief Executive Officer, and Secretary of the Company since October 2001. He has been the President and Chief Executive Officer of Latinocare Management Corporation ("LMC"), a wholly owned subsidiary of the Company, since its inception in February 1995. See "Election of Directors--Nominees."

         JOSEPH C. LUEVANOS has been the Chief Financial Officer and Chief Operating Officer of the Company since October 2001 and a director of the Company since November 2001. Mr. Luevanos has been the Chief Financial Officer, Chief Operating Officer, and a director of LMC since August 2001. See "Election of Directors--Nominees."

         Under the Colorado General Corporation Law and the Company's Articles of Incorporation, the Company's directors will have no personal liability to the Company or its stockholders for monetary damages incurred as the result of the breach or alleged breach by a director of his "duty of care." This provision does not apply to the directors' (i) acts or omissions that involve intentional misconduct or a knowing and culpable violation of law, (ii) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director, (iii) approval of any transaction from which a director derives an improper personal benefit, (iv) acts or omissions that show a reckless disregard for the director's duty to the corporation or its shareholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director's duties, of a risk of serious injury to the corporation or its shareholders, (v) acts or omissions that constituted an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation or its shareholders, or (vi) approval of an unlawful dividend, distribution, stock repurchase or redemption. This provision would generally absolve directors of personal liability for negligence in the performance of duties, including gross negligence.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The annual compensation for the executive officers of the Company has not yet been determined, but is expected to be established by a resolution of the Company's Board of Directors in the near future. Directors receive no salary for their services to the Company as directors, but are reimbursed for expenses actually incurred in connection with attending meetings of the Board of Directors, and may receive a cash fee for attending meetings, as well. The following table and notes set forth the annual cash compensation paid to Jose Gonzalez, the President, Chief Executive Officer, and Secretary of the Company, by LMC during its fiscal years ended December 31, 2000, 1999, 1998, and 1997, respectively. No other executive officer received compensation in excess of $100,000 in any such year.

                                                                                                   LONG-TERM
                                                                                                 COMPENSATION       ALL OTHER
                                                             ANNUAL COMPENSATION                     AWARDS        COMPENSATION
                                                                                                   SECURITIES
                                                  FISCAL                         OTHER ANNUAL      UNDERLYING
             NAME AND PRINCIPAL POSITION           YEAR  SALARY(1)(2)   BONUS    COMPENSATION       OPTIONS
             ---------------------------          -----  ------------   -----   --------------   -------------     -------------

             Jose J. Gonzalez.................     2000     - 0 -       - 0 -       - 0 -            - 0 -         $144,000(3)
             President, Chief Executive
               Officer, and Secretary

                                                   1999     - 0 -       - 0 -       - 0 -            - 0 -         $144,000(3)

                                                   1998     - 0 -       - 0 -       - 0 -            - 0 -         $151,000(3)

                                                   1997     - 0 -       - 0 -       - 0 -            - 0 -         $134,000(3)

(1) During LMC's fiscal year 2001, Mr. Jose J. Gonzalez received an annual salary of $144,000.

(2)  During LMC's fiscal year 2001,  Mr. Joseph  Luevanos,  the Chief  Financial
     Officer and Chief Operating officer of the Company and LMC, received an annual salary from LMC of $168,000.

(3)  Prior to 2001,  Mr.  Jose J.  Gonzalez  received  consulting  fees from the
     Company.

OPTIONS GRANTED IN LAST FISCAL YEAR

         No options to purchase Common Stock of the Company have been granted to the Company's executive officers.

FISCAL YEAR-END OPTION EXERCISES AND OPTION VALUES

         No options to purchase Common Stock of the Company have been granted to the Company's executive officers.

EMPLOYMENT AGREEMENTS

         The Company has not entered into any employment agreements with its executive officers to date. The Company may enter into employment agreements with them in the future.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         None.


                                   PROPOSAL II

           AUTHORIZATION TO REDOMICILE AND REINCORPORATE IN NEVADA AS
                       LATINOCARE MANAGEMENT CORPORATION

         The Board of Directors is asking shareholders to approve the redomicile and reincorporation of the Company in the State of Nevada as Latinocare Management Corporation. In order to accomplish the redomicile and reincorporation, the Company will incorporate a wholly owned subsidiary in the State of Nevada to be named Latinocare Management Corporation ("LMC-NV") with which the Company will merge. LMC-NV will be the surviving corporation. Accordingly, the new name of the Company will be Latinocare Management Corporation. The capitalization of LMC-NV is anticipated to consist of 50,000,000 shares of common stock, par value $0.001 per share, authorized and 2,000,000 shares of preferred stock, par value $0.001 per share, authorized with such classes, rights, preferences, and privileges as the Board of Directors may hereafter determine.

MANAGEMENT DISCUSSION OF REDOMICILE PROPOSAL

         Management believes that there are no disadvantages to redomiciling in Nevada from an operational standpoint, but that there are several advantages to redomiciling in Nevada from a procedural standpoint. For example, many acquisition/merger candidates consider the process of submitting a merger proposal to shareholders for a vote through a registration statement filed with the Securities Exchange Commission to be too lengthy and expensive to endure, limiting corporate opportunities. Nevada law, however, permits the Board of Directors to approve a merger without shareholder approval, provided that the number of post-merger shares outstanding does not exceed 120% of the number of pre-merger shares outstanding.

         Additionally, Nevada Revised Statutes Section 78.320 provides that any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting, if shareholders holding at least a majority of the outstanding voting shares of the company sign a written consent. Colorado law contains no such provision. In the case of a merger, this provision of Nevada laws allows majority shareholders to forgo a shareholders meeting, even if a merger will result in the issuance of more than an additional 20% of the outstanding pre-merger shares.

         The Company proposes authorizing blank check preferred stock. This refers to future classes of preferred stock which have, at this time, no defined rights and privileges. In the future, the Board of Directors may determine the classes of preferred stock and rights and privileges thereof without shareholder approval, and the rights and privileges could, in worst case, be so overbearing and detrimental to the interests of common shareholders as to render common shares worthless. Further, preferred shares could exercise total control. There are currently no plans to issue any preferred stock with any defined rights and privileges.

COMPARISON OF SHAREHOLDERS' RIGHTS

         SHAREHOLDER VOTING. Under Colorado law, a corporate action requiring shareholder approval must be approved at a shareholders' meeting unless all of the shareholders entitled to vote consent to such action in writing.
Alternatively, under Nevada law, a corporate action requiring shareholder approval may be approved by a majority of shareholders of the corporation by written consent without a shareholders meeting.

         Under Colorado law, corporate actions involving a recapitalization or merger require an affirmative vote of two-thirds of the outstanding shares of the corporation unless the corporation's Articles of Incorporation provide for approval by a simple majority of the outstanding shares. Under Nevada law, however, corporate actions involving a recapitalization or merger require shareholder approval by a simple majority of the outstanding shares, and such approval may be done by written consent without a shareholder meeting.

         DIVIDEND POLICIES. Under Colorado law, dividends on common stock may be declared and authorized by the Board of Directors as a distribution, at any time, so long as: (a) dividends on preferred classes of stock, if required, have first been paid in full; (b) the distribution of dividends does not render the corporation unable to pay debts in the usual course of business; and (c) the total liabilities of the corporation do not exceed the total assets after reserving any amounts needed to satisfy preferential rights of preferred shareholders in the event of dissolution.

         Under Nevada law, the Board of Directors has the authority to declare dividends on common stock only if: (a) dividends on preferred classes of stock, if required, have been paid in full; (b) the corporation remains able to pay its debts as they become due in the usual course of business after the effect of the dividend; and (c) the corporation's total assets would be less than the sum of its total liabilities plus the amount needed to satisfy the preferential rights of preferred shareholders in the event of dissolution.

         Except with respect to distributions by purchase, redemption or other acquisition of the corporation's shares or any other distribution of indebtedness, both Colorado and Nevada law define the time parameters within which the liquidity test set forth in (b) and (c) above must be measured as the date the distribution (dividend) is authorized if payment occurs within 120 days thereafter, or the date dividend payment is made if it occurs more than 120 days after authorization.

         DISSENTERS' RIGHTS. Under both Nevada and Colorado law, if the class of shares entitled to vote with respect to a plan of merger or exchange is listed on a national securities exchange registered under the federal Securities
Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or the shares are held by more than 2,000 shareholders of record, shareholders are not entitled to dissenters' rights provided shareholders will receive cash or stock or a combination of both.

         Under Nevada law, if a corporate action creating dissenters' rights is taken without a meeting of the shareholders, the corporation must, within ten days after the effectuation of the corporate action, notify in writing all shareholders entitled to dissent that the action was taken and the procedure for dissenters to follow to make demand for payment. Within 30 days after receiving a demand for payment, the corporation must pay the dissenter the fair value of his shares. Similar to Colorado law, under Nevada law a dissenter who is dissatisfied with the corporation's determination of the fair value of his shares may submit his own estimate of fair value, and if the dissenter and the corporation cannot agree as to fair value, the Court may determine fair value.

         CORPORATE   GOVERNANCE.    Currently,   the   Company's   Articles   of
Incorporation do not provide for cumulative voting and the Articles of Incorporation for Nevada would not provide for cumulative voting.

         Under Nevada law, directors may be removed by a vote of 2/3 of the shareholders entitled to vote whereas under Colorado law, directors may be removed by a vote of a majority of the shareholders at a meeting called for such purpose. In both states, vacant director positions may be filled by appointment by the remaining members of the Board of Directors.

         Under Nevada law, the Board of Directors may, without a vote of the shareholders, approve and effectuate a reverse split or recapitalization of the outstanding shares of the corporation. Colorado law requires shareholder approval to accomplish a reverse split of shares.

         Under Colorado law, any shareholder may, during reasonable business hours upon five days prior written notice, inspect the books and financial records of the corporation. Under Nevada law, a person holding or representing 15% or more of the outstanding shares may, on at least five days prior written notice, inspect the books and financial records of the corporation.

         There are no conversion rights or sinking fund provisions which are applicable in Colorado or Nevada under the Company's current capital structure.

         TAKEOVER BIDS. Under Nevada law, unless the Articles of Incorporation provide that the anti-takeover sections of Nevada Revised Statutes Sections
78.378 to 78.3793 do not apply, Nevada law provides that in the event any person or group acting together acquire control shares (defined as one fifth or more of the outstanding shares), a takeover statement is required to be sent to the shareholders, and the control shares may not be voted except by resolution of a majority of the non-control shareholders at a special meeting of shareholders called more than 30 days after delivery of an offeror's statement. Colorado law has no such anti-takeover provisions.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.


                                  PROPOSAL III

     RATIFICATION OF 2002 STOCK OPTION PLAN FOR LATINOCARE MANAGEMENT CORP.

         Effective as of January 31, 2002, the Board of Directors of the Company unanimously adopted the 2002 Stock Option Plan for Latinocare Management Corp. (the "Plan"), subject to shareholder ratification within twelve months of the adoption of the Plan. The Company has not issued any stock options under the Plan. The name of the Plan reflects the proposed new name of the Company.

DESCRIPTION OF THE PLAN

         Below is a summary of the principal provisions of the Plan. The summary is not necessarily complete, and reference is made to the full text of the Plan attached as Exhibit C to this Proxy Statement. Capitalized terms used, but not defined herein, have the same meaning as set forth in the Plan.

         GENERAL. The Plan provides for the grant of stock options to directors, officers, employees, consultants, and advisors of the Company. The Plan will be administered by a committee consisting of members of the Board of Directors (the "Stock Option Committee").

         SHARES SUBJECT TO THE PLAN. The Plan provides for a total of 1,200,000 shares of common stock to be reserved for issuance subject to options. As of the date of this Proxy Statement, the Board of Directors had not approved the grant of any options to purchase stock.

         ANTI-DILUTION PROTECTION. Proportionate adjustments will be made to the number of shares of common stock subject to the Plan in the event of any change in the capitalization of the Company affecting its common stock (e.g., a stock split, reverse stock split, stock dividend, combination, recapitalization, or reclassification). The Board or the Stock Option Committee, subject to Board approval, may also provide additional anti-dilution protection to a participant under the terms of such participant's option agreement or otherwise. Shares of common stock subject to option grants that are canceled, terminated, or forfeited will again be available for issuance under the Plan.

         ADMINISTRATION OF THE PLAN. The Stock Option Committee will administer the Plan and has the authority to modify an existing option, interpret the Plan, adopt rules and procedures relating to the administration of the Plan, and make such modifications to the Plan as are necessary to effectuate the intent of the Plan as a result of any changes in the tax, accounting, or securities laws treatment of participants and the Plan.

         STOCK OPTIONS, RESTRICTED STOCK, AND STOCK APPRECIATION RIGHTS. From time to time, the Stock Option Committee will recommend to the Board individuals the Stock Option Committee believes should receive options, the amount of shares of common stock the Stock Option Committee believes should be subject to such option, and whether the option should be a qualified or nonqualified option. The Board will consider, but need not accept, the Stock Option Committee's grant recommendations.

         The Board may grant nonqualified stock option or incentive stock options to purchase shares of common stock. Any person who is not any employee on the effective date of the grant of an option to such person may be granted only a nonstatutory stock option. Moreover, to the extent that options designated as incentive stock options become exercisable by a participant for the first time during any calendar year for stock having a fair market value greater than $100,000, the portions of such options that exceed such amount will be treated as nonstatutory stock options. The Plan does not provide for stock appreciation rights.

         The Stock Option Committee, subject to approval by the Board, will determine the number and exercise price of options, and the time or times that the options become exercisable, provided that an option exercise price may not be less than the fair market value of the common stock on the date of grant. The term of an option will also be determined by the Stock Option Committee, subject to approval by the Board, provided that the term of a qualified option may not exceed ten years, or five years in the case of a qualified stock option granted to a 10% shareholder, and that at least 20% of the shares of common stock subject to each grant of options must become exercisable on each anniversary date of the date of grant. The Plan provides that each grant of options will vest in accordance with the applicable option agreement. The option exercise price may be paid in cash, by check or in such other form of lawful consideration (including promissory notes or shares of common stock then held by the participant).

         CHANGE OF CONTROL. The Plan provides that in the event of a sale by the Company of all or substantially all of its assets, a merger of the Company with another company, the sale or issuance of more than 50% of the total issued and outstanding voting stock of the Company to another party or parties in a single transaction or in a series of related transactions, resulting in a change of control of the Company, or a similar business combination or extraordinary transaction involving the Company, all outstanding options granted to any officer, director, or employee of or key consultant to the Company which have not vested will accelerate to a date at least ten (10) business days prior to the closing date of such sale or similar business combination or extraordinary transaction. The exercise of options the vesting of which has accelerated accordingly will not be effective until the closing date of an above-referenced extraordinary transaction or business combination. Such vested options will terminate on the date of the closing of the event causing the vesting of the options to accelerate. The vesting of the options is conditioned upon the closing of the transaction that causes the vesting of the options to accelerate. If said transaction does not close within 30 days from the acceleration date, then the vesting of the accelerated options will not be effective, and the options will revert to their original vesting schedule, subject to acceleration again in accordance with the Plan if another extraordinary transaction or business combination is proposed and closes.

         TERMINATION OF EMPLOYMENT. If a participant becomes disabled, all vested options may be exercised at any time within one year after the date on which the participant's services terminated, but in any event no later than the option expiration date. If a participant is terminated, his options will expire and cease to be exercisable 90 days from the date on which the participant's service terminated. If a participant dies, his options will expire and cease to be exercisable 90 days after the death of the participant. The termination of employment of a participant by death, disability or otherwise will not accelerate or otherwise affect the number of shares with respect to which an option may be exercised, and the option may only be exercised with respect to that number of shares which could have been purchased under the option had the option been exercised by the participant on the date of such termination.

         TRANSFERABILITY. During the lifetime of the participant, options will be exercisable only by the participant or the participant's guardian or legal representative. No stock option may be assigned or transferred by the participant, except by will or by the laws of descent and distribution.

         STOCKHOLDER RATIFICATION. The Plan must be approved by the stockholders of the Company within twelve months after the date of its adoption by the Board. Options granted prior to stockholder ratification may become exercisable no earlier than the date of stockholder ratification of the Plan. Options granted to executive officers that are designated as performance based under Section 162(m) of the Code must be contingent on stockholder ratification of the material terms of the Plan to the extent required under Section 162(m) of the Code.

         AMENDMENTS TO THE PLAN. The Board may amend or discontinue the Plan at any time subject to certain restrictions set forth in the Plan. No amendment or discontinuance may adversely affect any previously granted option award without the consent of the recipient.

         FEDERAL INCOME TAX CONSEQUENCES. The following general description of federal income tax consequences is based upon current statutes, regulations and interpretations and does not purport to be complete. Reference should be made to the applicable provisions of the Internal Revenue Code of 1986 (the "Code"). In addition, state, local and foreign income tax consequences may be applicable to transactions involving options. The following description does not address specific tax consequences applicable to an individual participant who receives an option and does not address special rules that may be applicable to directors and officers.

         Under existing federal income tax provisions, a participant who receives options will not normally realize any income, nor will the Company normally receive any deduction for federal income tax purposes, upon the grant of an option.

         When a non-qualified stock option granted pursuant to the Plan is exercised, the employee generally will realize ordinary income (compensation) measured by the difference between the aggregate purchase price of the common stock as to which the option is exercised and the aggregate fair market value of the common stock on the exercise date, and the Company generally will be entitled to a deduction in the year the option is exercised equal to the amount the employee is required to treat as ordinary income. Any taxable income recognized in connection with a non-qualified stock option exercised by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. The basis for determining gain or loss upon a subsequent disposition of common stock acquired upon the exercise of a non-qualified stock option will be the purchase price paid to the Company for the common stock increased by an amount included in the optionee's taxable income resulting from the exercise of such option. The holding period for determining whether gain or loss on such subsequent disposition is short-term or long-term generally begins on the date on which the optionee acquires the common stock.

         An employee generally will not recognize any income upon the exercise of an incentive stock option, but the exercise may, depending on particular factors relating to the employee, subject the employee to the alternative minimum tax. An employee will recognize capital gain or loss in the amount of the difference between the exercise price and the sale price on the sale or exchange of stock acquired pursuant to the exercise of an incentive stock option, provided that the employee does not dispose of such stock within two years from the date of grant and one year from the date of exercise of the incentive stock option (the "Required Holding Periods"). An employee disposing of such shares before the expiration of the Required Holding Periods will recognize ordinary income equal to the lesser of (i) the difference between the option price and the fair market value of the stock on the date of exercise, or
(ii) the total amount of gain realized. The remaining gain or loss is generally treated as short term or long-term gain or loss depending on how long the shares are held. The Company will not be entitled to a federal income tax deduction in connection with the exercise of an incentive stock option, except where the employee disposes of the shares of Common Stock received upon exercise before the expiration of the Required Holding Periods.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         In considering whether to vote for approval of the Plan, stockholders should be aware that each of the directors, nominees for director and executive officers will be eligible for option grants under the Plan.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.


                                   PROPOSAL IV

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has selected Oppenheim & Ostrick as the Company's independent accountants for the transition of the Company's fiscal year end to December 31 and for the fiscal year ending December 31, 2001. Prior to the change of control of the Company on October 22, 2001, Michael B. Johnson & Company audited the Company's financial statements. Oppenheim & Ostrick has audited LMC's financial statements since 1999 and the Board of Directors has decided to utilize Oppenheim & Ostrick to audit the Company's financial statements. Representatives of Oppenheim & Ostrick are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

         Stockholder ratification of the selection of Oppenheim & Ostrick as the Company's independent accountants is not required by the Company's By-laws or otherwise. However, the Board is submitting the selection of Oppenheim & Ostrick to the stockholders for ratification in order to obtain the views of stockholders regarding such selection. If the stockholders fail to ratify the selection of Oppenheim & Ostrick, the Board will reconsider its selection. Even if this selection is ratified, the Board, in its discretion, may direct the appointment of different independent accountants at any time during the year, if it determines that such a change would be in the best interests of the Company and its stockholders.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.


                                  OTHER MATTERS

         The Board of Directors does not know of any other matters which may be brought before the Annual Meeting. However, if any such other matters are properly presented for action at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby in accordance with their judgment on such matters.

                              SHAREHOLDER PROPOSALS

         Proposals of stockholders that are intended to be presented at the Company's 2003 Annual Meeting of Stockholders must be received by the Company not later than November 1, 2002 in order to be included in the proxy statement and proxy relating to that Annual Meeting.

                             ADDITIONAL INFORMATION

         The Company will provide, without charge, to each person to whom a copy of this proxy statement is delivered, upon the written or oral request of such person, a copy of the annual report on Form 10-K of the Company, including financial statements required to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 for the fiscal year ended September 30, 2001 . Requests should be directed to Chief Financial Officer, c/o JNS Marketing, Inc., 4150 Long Beach Boulevard, Long Beach, California 90807, telephone (562) 997-4420.

                                           By Order of the Board of Directors

                                           /s/Jose J. Gonzalez
                                           Chief Executive Officer and President

January 14, 2002

                              JNS MARKETING, INC.
                 Proxy Card for Annual Meeting of Shareholders

Attention Shareholder:

Please Mark Your Vote Clearly for Each Proposal and Each Director/Nominee.

The undersigned shareholder of JNS Marketing, Inc., a Colorado corporation, hereby appoints ___________________________ of ___________________,
_______________, my proxy to attend and represent me at the Annual Meeting of the Shareholders of the corporation to be held on February 28, 2002, and at any adjournment thereof, and to vote in favor of the following matters or resolutions:

-------------------------------------------------------------------------- -------------------- --------------------
                              PROPOSAL                                           FOR                  AGAINST
-------------------------------------------------------------------------- -------------------- --------------------
Proposal # 1: To elect  directors to serve for the
ensuing  year  and  until  their   successors  are
elected.
-------------------------------------------------------------------------- -------------------- --------------------
Proposal #2: To authorize and approve redomiciling
and  reincorporating  the  Company  in  Nevada  as
Latinocare Management Corporation.
-------------------------------------------------------------------------- -------------------- --------------------
Proposal  #3: To ratify the  adoption  of the 2002
Stock Option Plan for the Company.
-------------------------------------------------------------------------- -------------------- --------------------
Proposal #4: To ratify the  selection of Oppenheim
& Ostrick as the Company's independent accountants
for the  transition of the  Company's  fiscal year
end to  December  31 and for fiscal year ending
December 31, 2001.
-------------------------------------------------------------------------- -------------------- --------------------


Nominees for Director (Vote for all directors.)

----------------------------------------------------------- --------------------------- ----------------------------
                    NAME OF NOMINEE                                   FOR                         AGAINST
----------------------------------------------------------- --------------------------- ----------------------------
Jose J. Gonzalez
----------------------------------------------------------- --------------------------- ----------------------------
Joseph C. Luevanos
----------------------------------------------------------- --------------------------- ----------------------------
Dr. Roberto Chiprut
----------------------------------------------------------- --------------------------- ----------------------------

Shares owned: _________________.
Dated this _________ day of __________, 2002


------------------------------------------------------
Shareholder (Sign exactly as name appears on Certificate for shares.)

Please mail this Proxy Card, immediately after marking, back to the Company so that it arrives before the meeting. JNS Marketing, Inc., 4150 Long Beach Boulevard, Long Beach, California 90807.

                                    EXHIBIT A
                               DISSENTERS' RIGHTS

                          SECTIONS 7-113-201 TO 209 OF
                          THE COLORADO REVISED STATUTES

                   7-113-201 - NOTICE OF DISSENTERS' RIGHTS.

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but, who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(1).

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).

                7-113-202 - NOTICE OF INTENT TO DEMAND PAYMENT.

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

     (a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

     (b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

                         7-113-203 - DISSENTERS' NOTICE.

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation sha1l give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

     (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

     (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

     (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

     (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

     (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

     (f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

     (g) Be accompanied by a copy of this article.

                     7-113-204 - PROCEDURE TO DEMAND PAYMENT

(1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

     (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2)(d), duly completed, or may be stated in another writing; and

     (b) Deposit the shareholder's certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209(1) (b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

                       7-113-205 - UNCERTIFICATED SHARES.

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

                              7-113-206 - PAYMENT.

(1) Except as provided in section 7-113-208 upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204 whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

     (a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

     (b) A statement of the corporation's estimate of the fair value of the shares;

     (c) An explanation of how the interest was calculated;

     (d) A statement of the dissenter's right to demand payment under section 7-113-209; and

     (e) A copy of this article.

                       7-113-207 - FAILURE TO TAKE ACTION.

(1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203 and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

        7-113-208 - SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER
                   ANNOUNCEMENT OF PROPOSED CORPORATE ACTION.

(1) The  corporation  may, in or with the  dissenters'  notice given pursuant to section 7-11-203 state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

    7-113-209 - PROCEDURE IF DISSENTER IS DISSATISFIED WITH PAYMENT OR OFFER.

(1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

     (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

     (b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

     (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection
(1) of this section within thirty days after the corporation made or offered payment for the dissenters shares.

                                    EXHIBIT B
                          AGREEMENT AND PLAN OF MERGER

                          AGREEMENT AND PLAN OF MERGER

         This Agreement and Plan of Merger (the "Agreement") is made and entered into as of the 28th day of February 2002 by and between JNS Marketing, Inc., a Colorado corporation ("JNS"), and Latinocare Management Corporation, a Nevada corporation ("LMC"), with respect to the following facts:

                                    RECITALS

         A. JNS is a Colorado corporation engaged in the business of managing LatinoCare Network Medical Group ("LNMG"), an Independent Physician Association ("IPA") which primarily services the growing Latin American community in the United States, and in particular in California.

         B. LMC is a Nevada corporation that does not currently have an operating business and has no material assets or liabilities.

         C. JNS desires to reincorporate in Nevada by merging with and into LMC (the "Merger") in consideration for the right to receive a total of 14,529,100 shares of the common stock of LMC (the "Shares").

         D. By the written consent of a majority of the shareholders of LMC, the shareholders of LMC have approved the reincorporation and merger with and into LMC.

         E. At the annual meeting of shareholders of JNS on February 28, 2002, a majority of the shareholders of JNS approved the reincorporation and merger with and into LMC.

         F. At the effective time of the merger, the separate corporate existence of JNS Marketing, Inc., a Colorado corporation (the "Disappearing Corporation") will terminate, and Latinocare Management Corporation, a Nevada corporation (the "Surviving Corporation") shall be the surviving corporation.


         NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the parties to this Agreement, and in light of the above recitals to this Agreement, the parties to this Agreement hereby agree as follows:

1.       THE MERGER.
         ----------
         Pursuant to the laws of the State of Colorado and subject to and in accordance with the terms and conditions of this Agreement, JNS shall be merged with and into LMC, and the outstanding shares of common stock of JNS (the "JNS Common Stock") shall be converted into shares of common stock of LMC (the "LMC Common Stock"). JNS and LMC shall execute Articles of Merger, to be filed with the Secretary of State of Nevada, and Articles of Merger, to be filed with the Secretary of State of Colorado, on the Closing Date, as defined in Section 5 of this Agreement, or as soon thereafter as practicable. The merger of JNS with and into LMC shall take effect upon the recording of the Articles of Merger (the "Effective Time").

2.       EFFECT OF MERGER.
         ----------------
         At the Effective Time, JNS shall be merged with and into LMC in the manner and with the effect provided by the Colorado General Corporation Law and the Nevada General Corporation Law. At such time the separate corporate existence of JNS shall cease, and LMC shall be the surviving corporation. The outstanding shares of JNS Common Stock shall be converted into LMC Common Stock, and the outstanding shares of common stock of LMC owned by the LMC shareholders shall be cancelled, all on the basis, terms, and conditions described in Section 3 of this Agreement.

3.       MERGER CONSIDERATION.
         --------------------

         3.1. JNS COMMON STOCK.
              ----------------

         The shares of JNS Common Stock issued and outstanding immediately prior to the Effective Time will, by virtue of the Merger and without any action on the part of the holder thereof, cease to exist and be converted into the right to receive a total of 14,529,100 shares of LMC Common Stock ("Merger Consideration"). Upon the closing, each holder of outstanding JNS Common Stock will receive one share of LMC Common Stock for each share of JNS owned by such holder immediately prior to the closing of the Merger.

         3.2. LMC COMMON STOCK.
              ----------------

         Each share of LMC Common Stock issued and outstanding immediately prior to the Effective Time shall be surrendered for cancellation to the Surviving Corporation. Until so surrendered, the certificates, which prior to the Merger represented shares of LMC Common Stock owned by JNS, shall be deemed, for all corporate purposes, including voting entitlement, to evidence ownership by the JNS shareholders of the shares of the LMC Common Stock into which such shares of LMC Common Stock shall have been converted.

         3.3.     STOCK SPLITS.
                  ------------

         If, between the date of this Agreement and the Effective Time, the outstanding shares of LMC Common Stock shall have been changed into a different number of shares or a different class by reason of any reclassification, combination, recapitalization, stock split, stock dividend, subdivision, exchange of shares, or other extraordinary transaction, the number of shares of LMC Common Stock issued as Merger Consideration shall be adjusted proportionately.

4.       SURRENDER AND CANCELLATION OF CERTIFICATES.
         ------------------------------------------
         4.1.     NO CERTIFICATE.
                  --------------

         If the holder of JNS Common Stock is unable to deliver a certificate or certificates representing the shares of JNS Common Stock owned by the holder immediately prior to the Effective Time, LMC, in the absence of actual notice that such shares have been acquired by a bona fide purchaser, shall deliver to the JNS shareholders the number of shares of LMC Common Stock to which each JNS shareholder is entitled in accordance with the provisions of this Agreement upon the presentation of the following: (i) evidence satisfactory to LMC (a) that said holder is the owner of such shares represented by each certificate claimed by said holder to be lost, wrongfully taken, or destroyed and (b) that the holder is the owner that would be entitled to present each such certificate for conversion pursuant to this Agreement; and (ii) such security or indemnity as may be reasonably requested by LMC to indemnify and hold LMC and the Transfer Agent harmless.

         4.2.     NO FRACTIONAL SHARES.
                  --------------------

         No certificates or script evidencing fractional shares of LMC Common Stock shall be issued in the Merger. In lieu of a fractional share, LMC will issue to any holder of JNS Common Stock who would otherwise be entitled to a fraction of a share of LMC Common Stock one additional share of LMC Common Stock. The provisions of this Section 4.2 shall apply to the aggregate number of shares of JNS Common Stock held by each holder and each such holder will be required to simultaneously surrender all certificates relating to shares of JNS Common Stock held by such holder in accordance with Section 4 of this Agreement.

         4.3.     ESCHEAT.
                  -------

         Neither JNS nor LMC shall be liable to any holder of shares of JNS Common Stock or LMC Common Stock for any such shares of LMC Common Stock (or dividends or distribution with respect thereto) or cash delivered to a public official pursuant to any applicable abandoned property, escheat, or similar law.

         4.4.     WITHHOLDING RIGHTS.
                  ------------------

         LMC shall be entitled to deduct and withhold from the Merger Consideration such amounts as LMC is required to deduct and withhold with respect to the making of such payment under any provision of state, federal, or local tax law. To the extent that amounts are so withheld by LMC, such withheld amounts shall be treated for all purposes of this Agreement as having been paid by the holder of the shares of JNS Common Stock in respect of which such deduction and withholding was made by LMC.

5.       THE CLOSING.
         -----------

         The closing of the Merger (the "Closing") shall take place at the offices of Richardson & Associates, 1299 Ocean Avenue, Suite 900, Santa Monica, California 90401 upon the recording of the Articles of Merger (the "Closing Date"). The "Condition Completion Date" shall mean the business day on which the last of the conditions set forth in Section 11 of the Agreement shall have been fulfilled or waived (other than those conditions which, by their terms, are to occur at the Closing).

6.       SUBSEQUENT ACTIONS.
         ------------------

         If, at any time after the Effective Time, LMC shall consider or be advised that any deeds, bills of sale, assignments, assurances, or any other actions or things are necessary or desirable to vest, perfect, or confirm of record or otherwise in LMC its right, title, or interest in, to, or under any of the rights, properties, or assets of JNS acquired or to be acquired by LMC as a result of or in connection with the Merger or otherwise to carry out this Agreement, the officers and directors of LMC are authorized to execute and deliver, in the name and on behalf of JNS, or otherwise, all such deeds, bills of sale, assignments, and assurances, and to take and do, in the name and on behalf of JNS, or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect, or confirm any and all right, title, and interest in, to, and under such rights, properties, or assets in LMC or otherwise to carry out the purposes of this Agreement.

7.ARTICLES OF INCORPORATION, BYLAWS, AND DIRECTORS OF THE SURVIVING CORPORATION.
  -----------------------------------------------------------------------------

         7.1      ARTICLES OF INCORPORATION.
                  -------------------------

         The Articles of Incorporation of LMC as in effect immediately prior to the Effective Time shall be at and after the Effective Time (until amended as provided by law) the Articles of incorporation of the Surviving Corporation.

         7.2      BYLAWS.
                  ------

         The bylaws of LMC as in effect immediately prior to the Effective Time shall be at and after the Effective Time (until amended as provided by law) the bylaws of the Surviving Corporation.

         7.3      DIRECTORS.
                  ---------

         The directors of LMC as in effect immediately prior to the Effective Time shall be at and after the Effective Time the directors of the Surviving Corporation, until their successors are elected or appointed and qualified or until their resignation or removal.

8.       LMC AFFILIATE REPRESENTATION LETTERS.
         ------------------------------------

         To ensure that the Merger will comply with Rule 145 under the Securities Act of 1933, as amended (the "Securities Act"), LMC shall cause each of LMC's directors, executive officers, and beneficial owners of five percent or more of LMC Common Stock to execute and deliver to JNS, at or prior to the Closing, a representation letter substantially in a form reasonably satisfactory to JNS.

9.       REPRESENTATIONS AND WARRANTIES OF JNS.
         -------------------------------------

         JNS represents and warrants to LMC as follows:

         9.1      POWER AND AUTHORITY; BINDING NATURE OF AGREEMENT.
                  ------------------------------------------------

         JNS has full power and authority to enter into this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by it has been duly authorized by all necessary action on its part. Assuming that this Agreement is a valid and binding obligation of each of the other parties hereto, this Agreement is a valid and binding obligation of JNS.

         9.2      SUBSIDIARIES.
                  ------------

         There is no corporation, general partnership, limited partnership, joint venture, association, trust or other entity or organization other than LMC and Latinocare Management Corporation, a California corporation which JNS directly or indirectly controls or in which JNS directly or indirectly owns any equity or other interest.

         9.3      GOOD STANDING.
                  -------------

         JNS (i) is duly organized, validly existing and in good standing under the laws of Colorado, (ii) has all necessary power and authority to own its assets and to conduct its business as it is currently being conducted, and (iii) is duly qualified or licensed to do business and is in good standing in every jurisdiction (both domestic and foreign) where such qualification or licensing is required.

         9.4      CHARTER DOCUMENTS AND CORPORATE RECORDS.
                  ---------------------------------------

         JNS has delivered to LMC complete and correct copies of (i) the articles of incorporation, bylaws and other charter or organizational documents of JNS, (ii) the shareholder records of JNS, and (iii) the minutes and other records of the meetings and other proceedings of the board of directors and shareholders of JNS. JNS is not in violation or breach of (i) any of the provisions of its organizational documents, or (ii) any resolution adopted by its board of directors or shareholders. There have been no meetings or other proceedings of the board of directors or shareholders of JNS that are not fully reflected in the appropriate minute books or other written records of JNS.

         9.5      FINANCIAL STATEMENTS.
                  --------------------

         JNS has delivered to LMC the following financial statements relating to JNS on the Closing (the "JNS Financial Statements"): (i) the audited assets of JNS as of September 30, 2001; and (ii) the audited balance sheets and statements of income and retained earnings, shareholders' equity and changes in financial position of JNS as of and for the twelve month period ended September 30, 2001. Except as stated therein or in the notes thereto, the JNS Financial Statements:
(a) present fairly the financial position of JNS as of the respective dates thereof and the results of operations and changes in financial position of JNS for the respective periods covered thereby; and (b) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered.

         9.6      ABSENCE OF UNDISCLOSED LIABILITIES.
                  ----------------------------------

         JNS has no material debt,  liability or other  obligation of any nature
(whether due or to become due and whether absolute, accrued, contingent or otherwise) that is not reflected or reserved against in the JNS Financial
Statements as of September 30, 2001, except for obligations incurred since September 30, 2001 in the ordinary course of business consistent with past practice or which have otherwise been disclosed to LMC prior to the Closing.

         9.7      CONTRACTS.
                  ---------

         JNS has delivered to LMC complete and correct copies of all of the contracts and other instruments including all amendment hereto. All of such contracts and other instruments are valid and in full force and effect, and are enforceable in accordance with their terms. There is no existing default by any person under any of said contracts or other instruments, and there exists no condition or set of circumstance which, with notice or lapse of time or both, would constitute such a default.

         9.8      JNS ASSETS.
                  ----------

                  (a) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not to JNS's knowledge result in a breach of the terms and conditions of, or result in a loss of rights under, or result in the creation of any lien, charge or encumbrance upon, any of JNS's assets pursuant to (i) JNS's articles of incorporation, (ii) any franchise, mortgage, deed of trust, lease, license, permit, agreement, contract, instrument or undertaking to which JNS is a party or by which it or any of its properties are bound, or (iii) any statute, rule, regulation, order, judgment, award or decree.

                  (b) JNS has good and marketable title to all of its assets, free and clear of all mortgages, liens, leases, pledges, charges, encumbrances, equities or claims, except as disclosed in the JNS Financial Statements or otherwise disclosed to LMC prior to the Closing.

                  (c) To JNS's knowledge its assets are not subject to any material liability, absolute or contingent, which is not listed as a liability in the JNS Financial Statements or otherwise disclosed to LMC prior to the Closing, nor is JNS subject to any material liability, absolute or contingent, which has not been disclosed to LMC prior to the Closing Date.

                  (d) All of the machinery, equipment, furniture and fixtures as of the Closing Date will be in the same condition as on the date of this Agreement, normal wear and tear excepted. JNS hereby conveys to LMC (to the extent it is able under the applicable warranty documents) any and all product warranty or similar rights that JNS may have against third parties in respect of the condition of any of its assets.

         9.9      COMPLIANCE WITH LAWS; LICENSES AND PERMITS.
                  ------------------------------------------

         JNS, to its knowledge, is not in violation of, nor has it failed to conduct its business in full compliance with, any applicable federal, state, local or foreign laws, regulations, rules, treaties, rulings, orders, directives or decrees. JNS has delivered to LMC complete and correct copies of all of the licenses, permits, authorizations and franchises to which JNS is subject and all said licenses, permits, authorizations and franchises are valid and in full force and effect. Said licenses, permits, authorizations and franchises constitute all of the licenses, permits, authorizations and franchises necessary to permit JNS to conduct its business in the manner in which it is now being conducted, and JNS is not in violation or breach of any of the terms, requirements or conditions of any of said licenses, permits, authorizations or franchises.

         9.10     LITIGATION.
                  ----------

         There is no action, suit, proceeding, dispute, litigation, claim, complaint or investigation by or before any court, tribunal, governmental body, governmental agency or arbitrator pending or, to JNS's knowledge, threatened against or with respect to JNS which (i) if adversely determined would have an adverse effect on the business, condition, assets, operations or prospects of JNS, or (ii) challenges or would challenge any of the actions required to be taken by JNS under this Agreement. To JNS's knowledge, there exists no basis for any such action, suit, proceeding, dispute, litigation, claim, complaint or investigation.

         9.11     NON-CONTRAVENTION.
                  -----------------

         Neither (a) the execution and delivery of this Agreement, nor (b) the performance of this Agreement will: (i) contravene or result in a violation of any of the provisions of the articles of incorporation, bylaws or other charter or organizational documents of JNS; (ii) contravene or result in a violation of any resolution adopted by the board of directors or shareholders of JNS; (iii) result in a violation or breach of, or give any person the right to declare (whether with or without notice or lapse of time) a default under or to terminate, any agreement or other instrument to which JNS is a party or by which JNS or any of its assets; (iv) give any person the right to accelerate the maturity of any indebtedness or other obligation of JNS; (v) result in the loss of any license or other contractual right of JNS; (vi) result in the loss of, or in a violation of any of the terms, provisions or conditions of, any governmental license, permit, authorization or franchise of JNS; (vii) result in the creation or imposition of any lien, charge, encumbrance or restriction on any of the assets of JNS; (viii) result in the reassessment or revaluation of any property of JNS; by any taxing authority or other governmental authority;
(ix) result in the imposition of, or subject JNS to any liability for, any conveyance or transfer tax or any similar tax; or (x) result in a violation of any law, rule, regulation, treaty, ruling, directive, order, arbitration award, judgment or decree to which JNS or any of its assets or any JNS Common Stock is subject.

         9.12     APPROVALS.
                  ---------

         No authorization, consent or approval of, or registration or filing with, any governmental authority or any other person is required to be obtained or made by JNS in connection with the execution, delivery or performance of this Agreement.

         9.13     BROKERS.
                  -------

         JNS has not agreed to pay any brokerage fees, finder's fees or other fees or commissions with respect to the transactions contemplated by this Agreement, and, to JNS's knowledge, no person is entitled, or intends to claim that it is entitled, to receive any such fees or commissions in connection with such transaction.

         9.14     FULL DISCLOSURE.
                  ---------------

         Neither this Agreement (including the exhibits hereto) nor any statement, certificate or other document delivered to LMC by or on behalf of JNS contains any untrue statement of a material fact or omits to state a material fact necessary to make the representations and other statements contained herein and therein not misleading.

         9.15     REPRESENTATIONS TRUE ON CLOSING DATE.
                  ------------------------------------

         The representations and warranties of JNS set forth in this Agreement are true and correct on the date hereof, and will be true and correct on the Closing Date as though such representations and warranties were made as of the Closing Date.


10.      REPRESENTATIONS AND WARRANTIES OF LMC.
         -------------------------------------

         LMC represents and warrants to JNS as follows:

         10.1     POWER AND AUTHORITY; BINDING NATURE OF AGREEMENT.
                  ------------------------------------------------

         LMC has full power and authority to enter into this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by LMC have been duly authorized by all necessary action on its part. Assuming that this Agreement is a valid and binding obligation of each of the other parties hereto, this Agreement is a valid and binding obligation of LMC.

         10.2     GOOD STANDING.
                  -------------

         LMC (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, (ii) has all necessary power and authority to own its assets and to conduct its business as it is currently being conducted, and (iii) is duly qualified or licensed to do business and is in good standing in every jurisdiction (both domestic and foreign) where such qualification or licensing is required.

         10.3     CHARTER DOCUMENTS AND CORPORATE RECORDS.
                  ---------------------------------------

         LMC has delivered to JNS complete and correct copies of (i) the articles of incorporation, bylaws and other charter or organizational documents of LMC, including all amendments thereto, (ii) the stock records of LMC, and
(iii) the minutes and other records of the meetings and other proceedings of the shareholders and directors of LMC. LMC is not in violation or breach of (i) any of the provisions of its articles of incorporation, bylaws or other charter or organizational documents, or (ii) any resolution adopted by its shareholders or directors. There have been no meetings or other proceedings of the shareholders or directors of LMC that are not fully reflected in the appropriate minute books or other written records of LMC.

         10.4     CAPITALIZATION.
                  --------------

         The authorized capital stock of LMC consists of 50,000,000 shares of common stock, par value $.001 per share, of which 100 shares are issued and outstanding, and 2,000,000 shares of preferred stock, par value $.001 per share, of which none are issued and outstanding. All of the outstanding shares of the capital stock of LMC are validly issued, fully paid and nonassessable, and have been issued in full compliance with all applicable federal, state, local and foreign securities laws and other laws. Except as disclosed to JNS prior to the Closing Date, there are no (i) outstanding options, warrants or rights to acquire any shares of the capital stock or other securities of LMC, (ii) outstanding securities or obligations which are convertible into or exchangeable for any shares of the capital stock or other securities of LMC, or (iii) contracts or arrangements under which LMC is or may become bound to sell or otherwise issue any shares of its capital stock or any other securities.

         10.5   FINANCIAL STATEMENTS.
                --------------------

         LMC has delivered the following financial statements relating to LMC on the Closing (the "LMC Financial Statements"): the unaudited balance sheets and statements of income and retained earnings, shareholders equity and changes in financial position of LMC as of January 31, 2002. Except as stated therein in the notes thereto, the LMC Financial Statements: (a) present fairly the financial position of LMC as of the respective dates thereof and the results of operations and changes in financial position of LMC for the respective periods covered thereby; and (b) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered.

         10.6     ABSENCE OF CHANGES.
                  ------------------

         Except as otherwise disclosed to JNS prior to the Closing, since January 31, 2002, there has not been any material adverse change in the business, condition, assets, operations or prospects of LMC and no event has occurred that might have an adverse effect on the business, condition, assets, operations or prospects of LMC.

         10.7     ABSENCE OF UNDISCLOSED LIABILITIES.
                  ----------------------------------

         LMC has no debt, liability or other obligation of any nature (whether due or to become due and whether absolute, accrued, contingent or otherwise) other than those that have been disclosed to JNS prior to the Closing.

         10.8     LITIGATION.
                  ----------

         There is no action, suit, proceeding, dispute, litigation, claim, complaint or investigation by or before any court, tribunal, governmental body, governmental agency or arbitrator pending or, to LMC's knowledge, threatened against or with respect to LMC which (i) if adversely determined would have an adverse effect on the business, condition, assets, operations or prospects of LMC, or (ii) challenges or would challenge any of the actions required to be taken by LMC under this Agreement. To LMC's knowledge, there exists no basis for any such action, suit, proceeding, dispute, litigation, claim, complaint or investigation.

         10.9     NON-CONTRAVENTION.
                  -----------------

         Neither (a) the execution and delivery of this Agreement, nor (b) the performance of this Agreement will: (i) contravene or result in a violation of any of the provisions of the articles of incorporation, bylaws or other charter or organizational documents of LMC; (ii) contravene or result in a violation of any resolution adopted by the shareholders or directors of LMC; (iii) result in a violation or breach of, or give any person the right to declare (whether with or without notice or lapse of time) a default under or to terminate, any agreement or other instrument to which LMC is a party or by which LMC or any of its assets are bound; (iv) give any person the right to accelerate the maturity of any indebtedness or other obligation of LMC; (v) result in the loss of any license or other contractual right of LMC; (vi) result in the loss of, or in a violation of any of the terms, provisions or conditions of, any governmental license, permit, authorization or franchise of LMC; (vii) result in the creation or imposition of any lien, charge, encumbrance or restriction on any of the assets of LMC; (viii) result in the reassessment or revaluation of any property of LMC by any taxing authority or other governmental authority; (ix) result in the imposition of, or subject LMC to any liability for, any conveyance or transfer tax or any similar tax; or (x) result in a violation of any law, rule, regulation, treaty, ruling, directive, order, arbitration award, judgment or decree to which LMC or any of its assets is subject.

         10.10    APPROVALS.
                  ---------

         No authorization, consent or approval of, or registration or filing with, any governmental authority or any other person is required to be obtained or made by LMC in connection with the execution, delivery or performance of this Agreement.

         10.11    BROKERS.
                  -------

         LMC has not agreed to pay any brokerage fees, finder's fees or other fees or commissions with respect to the transactions contemplated by this Agreement, and, to LMC's knowledge, no person is entitled, or intends to claim that it is entitled, to receive any such fees or commissions in connection with such transactions.

         10.12    FULL DISCLOSURE.
                  ---------------

         Neither this Agreement (including the exhibits hereto) nor any statement, certificate or other document delivered to JNS by or on behalf of LMC contains any untrue statement of a material fact or omits to state a material fact necessary to make the representations and other statements contained herein and therein not misleading.

         10.13    REPRESENTATIONS TRUE ON CLOSING DATE.
                  ------------------------------------

         The representations and warranties of LMC set forth in this Agreement are true and correct on the date hereof, and will be true and correct on the Closing Date as though such representations and warranties were made as of the Closing Date.

11.      CONDITIONS TO CLOSING.
         ---------------------

         11.1     CONDITIONS PRECEDENT TO LMC'S OBLIGATION TO CLOSE.
                  -------------------------------------------------

         LMC's obligation to close the plan of reorganization and merger as contemplated in this Agreement is conditioned upon the occurrence or waiver by LMC of the following:

                  (a) Holders of more than 50% of the outstanding common stock of LMC shall vote for and approve this plan of reorganization and merger.

                  (b) All representations and warranties of JNS made in this Agreement or in any exhibit hereto delivered by JNS shall be true and correct as of the Closing Date with the same force and effect as if made on and as of that date.

                  (c) JNS shall have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed or complied with by JNS prior to or at the Closing Date.

         11.2     CONDITIONS PRECEDENT TO JNS'S OBLIGATION TO CLOSE.
                  -------------------------------------------------

         JNS's obligation to close the plan of reorganization and exchange as contemplated in this Agreement is conditioned upon the occurrence or waiver by JNS of the following:

                  (a) Holders of more than 50% of the outstanding common stock of JNS shall vote for and approve this plan of reorganization and merger.

                  (b) All representations and warranties of LMC made in this Agreement or in any exhibit hereto delivered by LMC shall be true and correct on and as of the Closing date with the same force and effect as if made on and as of that date.

                  (c) LMC shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by LMC prior to or at the Closing Date.

12.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES.
         ------------------------------------------

         All representations and warranties made by each of the parties hereto shall survive the closing for a period of two years after the Closing Date.

13.      INDEMNIFICATION.
         ---------------

         13.1     INDEMNIFICATION BY LMC.
                  ----------------------

         LMC agrees to indemnify, defend and hold harmless JNS against any and all claims, demands, losses, costs, expenses, obligations, liabilities and damages, including interest, penalties and attorney's fees and costs, incurred by JNS arising, resulting from, or relating to any breach of, or failure by LMC to perform, any of its representations, warranties, covenants or agreements in this Agreement or in any exhibit or other document furnished or to be furnished by LMC under this Agreement.

         13.2     INDEMNIFICATION BY JNS.
                  ----------------------

         JNS agrees to indemnify, defend and hold harmless LMC against any and all claims, demands, losses, costs, expenses, obligations, liabilities and damages, including interest, penalties and attorneys' fees and costs incurred by LMC arising, resulting from or relating to any breach of, or failure by JNS to perform, any of its representations, warranties, covenants or agreements in this Agreement or in any exhibit or other document furnished or to be furnished by JNS under this Agreement.

14.      INJUNCTIVE RELIEF.
         -----------------

         14.1  DAMAGES INADEQUATE.
               ------------------

         Each party acknowledges that it would be impossible to measure in money the damages to the other party if there is a failure to comply with any covenants or provisions of this Agreement, and agrees that in the event of any breach of any covenant or provision, the other party to this Agreement will not have an adequate remedy at law.

         14.2  INJUNCTIVE RELIEF.
               -----------------

         It is therefore agreed that the other party to this Agreement who is entitled to the benefit of the covenants or provisions of this Agreement which have been breached, in addition to any other rights or remedies which they may have, shall be entitled to immediate injunctive relief to enforce such covenants and provisions, and that in the event that any such action or proceeding is brought in equity to enforce them, the defaulting or breaching party will not urge a defense that there is an adequate remedy at law.

15.      WAIVERS.
         -------

         If any party shall at any time waive any rights hereunder resulting from any breach by the other party of any of the provisions of this Agreement, such waiver is not to be construed as a continuing waiver of other breaches of the same or other provisions of this Agreement. Resort to any remedies referred to herein shall not be construed as a waiver of any other rights and remedies to which such party is entitled under this Agreement or otherwise.

16.      SUCCESSORS AND ASSIGNS.
         ----------------------

         Each covenant and  representation  of this Agreement shall inure to the
benefit  of  and  be  binding   upon  each  of  the  parties,   their   personal
representatives, assigns and other successors in interest.

17.      ENTIRE AND SOLE AGREEMENT.
         -------------------------

         This Agreement constitutes the entire agreement between the parties and supersedes all other agreements, representations, warranties, statements, promises and undertakings, whether oral or written, with respect to the subject matter of this Agreement. This Agreement may be modified or amended only by a written agreement signed by the parties against whom the amendment is sought to be enforced.

18.      GOVERNING LAW.
         -------------

         This Agreement shall be governed by and construed in accordance with the laws of the State of California, and the venue for any action hereunder shall be in the appropriate forum in the County of Los Angeles, State of California.

19.      COUNTERPARTS.
         ------------

         This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

20.      ATTORNEYS' FEES AND COSTS.
         -------------------------

         In the event that either party must resort to legal action in order to enforce the provisions of this Agreement or to defend such action, the prevailing party shall be entitled to receive reimbursement from the nonprevailing party for all reasonable attorneys' fees and all other costs incurred in commencing or defending such action, or in enforcing this Agreement, including but not limited to post judgment costs.

21.      ASSIGNMENT.
         ----------

         This Agreement shall not be assignable by any party without prior written consent of the other parties.

22.      REMEDIES.
         --------

         Except as otherwise expressly provided herein, none of the remedies set forth in this Agreement are intended to be exclusive, and each party shall have all other remedies now or hereafter existing at law, in equity, by statute or otherwise. The election of any one or more remedies shall not constitute a waiver of the right to pursue other available remedies.

23.      SECTION HEADINGS.
         ----------------

         The section headings in this Agreement are included for convenience only, are not a part of this Agreement and shall not be used in construing it.

24.      SEVERABILITY.
         ------------

         In the event that any provision or any part of this Agreement is held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not affect the validity or enforceability of any other provision or part of this Agreement.

25.      NOTICES.
         -------

         Each notice or other communication hereunder shall be in writing and shall be deemed to have been duly given on the earlier of (i) the date on which such notice or other communication is actually received by the intended recipient thereof, or (ii) the date five (5) days after the date such notice or other communication is mailed by registered or certified mail (postage prepaid) to the intended recipient at the following address (or at such other address as the intended recipient shall have specified in a written notice given to the other parties hereto):

                  IF TO JNS:

                  JNS Marketing, Inc.
                  4150 Long Beach Boulevard
                  Long Beach, California 90807

                  Attention:  Jose J. Gonzalez, President

                  Telephone: (562) 997-4420
                  Facsimile:   (562) 997-1680

                  IF TO LMC:

                  Latinocare Management Corporation
                  4150 Long Beach Boulevard
                  Long Beach, California 90807

                  Attention:  Joseph C. Luevanos, Chief Financial Officer

                  Telephone: (562) 997-4420
                  Facsimile:   (562) 997-1680

26.      PUBLICITY.
         ---------

         No press release, notice to any third party or other publicity concerning the transactions contemplated by this Agreement shall be issued, given or otherwise disseminated without the prior approval of each of the parties hereto; provided, however, that such approval shall not be unreasonably withheld.

27.      AUTHORITY.
         ---------

         All signatories to this Agreement do hereby declare that they have the authority to execute this Agreement on behalf of the parties to this Agreement.

         IN WITNESS WHEREOF, this Agreement has been entered into as of the date first above written.

JNS:                         JNS MARKETING, INC.
                             A Colorado Corporation

                             BY:
                             ----------------------------------------------
                             Jose J. Gonzalez, President



LMC:                         LATINOCARE MANAGEMENT CORPORATION
                             A Nevada Corporation

                             BY:
                             ----------------------------------------------
                             Jose J. Gonzalez, President

                                    EXHIBIT C
                           2002 STOCK OPTION PLAN FOR
                           LATINOCARE MANAGEMENT CORP.

                           LATINOCARE MANAGEMENT CORP.
                                STOCK OPTION PLAN
               FOR DIRECTORS, EXECUTIVE OFFICERS, AND EMPLOYEES OF
               AND KEY CONSULTANTS TO LATINOCARE MANAGEMENT CORP.

         1. PURPOSE. The purpose of this Stock Option Plan is to promote the interests of Latinocare Management Corp. ("Company") and its shareholders by enabling it to offer stock options to better attract, retain, and reward directors, executive officers, and employees of and key consultants to the Company and any other future subsidiaries that may qualify under the terms of this Plan. The goal is to strengthen the mutuality of interests between those persons and the shareholders of the Company by providing those persons with a proprietary interest in pursuing the Company's long-term growth and financial success.

         2. DEFINITIONS. For purposes of this Plan, the following terms shall have the meanings set forth below.

         (a) "Board" means the Board of Directors of Latinocare Management Corp.

         (b) "Code" means the Internal Revenue Code of 1986, as amended. Reference to any specific section of the Code shall be deemed to be a reference to any successor provision of the Code.

         (c) "Committee" means the administrative committee of this Plan that is provided in Section 1 below.

         (d) "Common Stock" means the common stock of the Company or any security issued in substitution, exchange, or in lieu thereof.

         (e) "Company" means Latinocare Management Corp., a Nevada corporation, or any successor corporation. Except where the context indicates otherwise, the term "Company" shall include its Parent and Subsidiaries.

         (f) "Director" means any person who serves as a member of the Board of Directors of Latinocare Management Corp. "Outside Director" means any person who serves as a member of the Board of Directors of Latinocare Management Corp. and is not a full-time employee of Latinocare Management Corp. or its subsidiaries.

         (g) "Disabled" means permanent and total disability, as defined in Code
Section 22(e)(3).

         (h)  "Employee"   means  any  person  who  is  employed  by  Latinocare
Management Corp. or any Subsidiary or Parent of the Company on a full or part-time basis, so that they have income taxes withheld and are eligible to participate in employee benefits programs. Such person shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless re-employment upon expiration of such leave is guaranteed by statute or contract. If employment upon expiration of leave of absence approved by the Company is not so guaranteed, on the 181ST day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

         (i) "Exchange Act" means the Securities Exchange Act of 1934.

         (j) "Fair Market Value" per share means, on any given date:

                  (a) The last sale price of the Common Stock on the National Association of Securities Dealers Automated Quotation National Market System ("NMS") or in case no such reported sale takes place, the average of the closing bid and ask prices on such date; or

                  (b) If not quoted on the NMS, the average of the closing bid and ask prices of the Common Stock on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or any comparable system; or

                  (c) If not  quoted  on  any  system,  the  fair  market  value indicated by the last appraisal of the Company by a professional appraiser or certified public accounting firm; or

                  (d) If not quoted on any system or valued by appraisal, the fair market value determined by the Company's Board of Directors in good faith.

         (k) "Incentive Stock Option" means an option to purchase shares of Common Stock that is intended to be an incentive stock option within the meaning of Section 422 of the Code.

         (l)  "Insider"  means a person  who is  subject  to the  provisions  of
Section 16 of the Exchange Act.

         (m) "Key Consultant" means a person who is engaged by Latinocare Management Corp. or its Subsidiaries as a non-employee to perform tasks on a contractual basis over a sufficient period of time that he or she satisfies the eligibility criteria set forth by the Securities and Exchange Commission for a non-employee to participate in a registered stock option plan.

         (n) "Non-Qualified Stock Option" means any option to purchase shares of Common Stock that is not an Incentive Stock Option.

         (o) "Officer" is an employee of Latinocare Management Corp. or its Subsidiaries who is granted the authority to commit the corporation to binding agreements and to function as one of the executives of Latinocare Management Corp. or its Subsidiaries.

         (p) "Option" means an Incentive Stock Option or a Non-Qualified Stock Option.

         (q) "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations (other than the Company) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, as determined in accordance with the rules of
Section 424(e) of the Code.

         (r) "Participant" means a person who has been granted an Option.

         (s) "Plan" means this Latinocare Management Corp. Stock Option Plan for Directors, Executive Officers, and Employees of and Key Consultants to Latinocare Management Corp. and its Subsidiaries, as it may be amended from time to time.

         (t) "Securities Act" means the Securities Act of 1933, as amended.

         (u) "Severance" means, with respect to a Participant, the termination of the Participant's provision of services to the Company as an employee and officer and director and consultant, as the case may be, whether by reason of death, disability, or any other reason. A Participant who is on a leave of absence that exceeds ninety (90) days will be considered to have incurred a Severance on the ninety-first (91st) day of the leave of absence, unless the Participant's rights to reemployment or reappointment are guaranteed by statute or contract.

         (v) "Subsidiary" means any corporation or entity in which the Company, directly or indirectly, controls fifty percent (50%) or more of the total voting power of all classes of its stock having voting power, as determined in accordance with the rules of Code Section 424(f).

                  (w) "Ten Percent Shareholder" means any person who owns (after taking into account the constructive ownership rules of Section 424(d) of the
Code) more than ten percent (10%) of the stock of the Company.

         3. ADMINISTRATION.

         (a) This Plan shall be administered by a Committee appointed by the Board. The Board may remove members from, or add members to, the Committee at any time.

         (b) The Committee shall be composed of the members of the Compensation Committee of the Company's Board of Directors and any other members that the Board of Directors sees fit to appoint.

         (c) The Committee may conduct its meetings in person or by telephone. A majority of the members of the Committee shall constitute a quorum, and any action shall constitute action of the Committee if it is authorized by:

                  (i) A majority of the members present at any meeting; or

                  (ii) The unanimous consent of all of the members in writing without a meeting.

         (d) The Committee is authorized to interpret this Plan and to adopt rules and procedures relating to the administration of this Plan. All actions of the Committee in connection with the interpretation and administration of this Plan shall be binding upon all parties.

         (e) The Committee may designate persons other than members of the Committee to carry out its responsibilities under such conditions and limitations as it may prescribe, except that the Committee may not delegate its authority with regard to the granting of Options to Insiders.

         (f) Subject to the limitations of Section 13 below, the Committee is expressly authorized to make such modifications to this Plan as are necessary to effectuate the intent of this Plan as a result of any changes in the tax, accounting, or securities laws treatment of Participants and the Plan.

         4. DURATION OF PLAN.

         (a) This Plan shall be effective as of January 31, 2002, the date of its adoption by the Board, provided this Plan is approved by the majority of the Company's shareholders, in accordance with the provisions of Code Section 422, on or prior to twelve (12) months after its adoption. In the event that this Plan is not so approved, this Plan shall terminate and any Options granted under this Plan shall be void and have no further effect.

         (b) This Plan shall terminate on January 31, 2012, except with respect to Options then outstanding.

         5. NUMBER OF SHARES.

         (a) The aggregate number of shares of Common Stock which may be issued pursuant to this Plan shall be one million two hundred thousand (1,200,000) shares of Common Stock. This aggregate number may be adjusted from time to time as set forth in Section 13 of this Plan.

         (b) Upon the expiration or termination of an outstanding Option which shall not have been exercised in full, any shares of Common Stock remaining unissued shall again become available for the granting of additional Options.

         6. ELIGIBILITY. Persons eligible for Options under this Plan shall be limited to the directors, executive officers, and employees of and key consultants to Latinocare Management Corp. and its Subsidiaries.

         7. FORM OF OPTIONS. Options granted under this Plan may be Incentive Stock Options or Non-Qualified Stock Options. Options shall be subject to the following terms and conditions:

         (a) Options may be granted under this Plan on such terms and in such form as the Committee may approve, including by not limited to the right to exercise Options on a cashless basis, which conditions shall not be inconsistent with the provisions of this Plan.

         (b) The exercise price per share of Common Stock purchasable under an Option shall be set forth in the Option. The exercise price of an option, determined on the date of the grant, shall be no less than:

                  (i) One hundred ten percent (110%) of the Fair Market Value of the Common Stock in the case of a Ten Percent Shareholder; or

                  (ii) One hundred percent (100%) of the Fair Market Value of the Common Stock in the case of any other employee.

         (c) An Option shall be exercisable at such time or times and be subject to such terms and conditions as may be set forth in the Option. Except in the case of Options granted to Officers, Directors, and Consultants, Options shall become exercisable at a rate of no less than 20% per year over five (5) years from the date the Options are granted.

         (d) The Committee may modify an existing Option, including the right to:

                  (i) Accelerate the right to exercise it;

                  (ii) Extend or renew it; or

                  (iii) Cancel it and issue a new Option.

         (e) No modification may be made pursuant to Paragraph (d) above to an Option that would impair the rights of the Participant holding the Option without his or her consent. Whether a modification of an existing Incentive Stock Option will be treated as the issuance of a new Incentive Stock Option will be determined in accordance with the rules of Section 424(h) of the Code.

         (f) The aggregate Fair Market Value (determined as of the date of grant) of the number of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year shall not exceed one hundred thousand dollars ($100,000) or such other limit as may be required by Code Section 422. Should anyone exercise Incentive Stock Options that exceed this limit, such options will be treated as non-qualified stock options for tax purposes.

         8. ISSUANCE OF OPTIONS.

         Stock Options will be granted from time to time in the future on the terms and conditions recommended by the Committee and approved by the Company's Board of Directors. Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Committee, executed by the Company and the person to whom such Option is granted. The stock option agreement shall specify whether each Option it evidences is a Non-Qualified Stock Option or an Incentive Stock Option.

         9. VESTING REQUIREMENT AND PERFORMANCE THRESHOLD.

         The vesting requirements, performance thresholds and other terms and conditions of additional Options which may be granted under this Plan from time to time, if any, will be determined and approved by the Committee and Board of Directors; provided, that in all cases unvested Options will automatically expire and be canceled on the date of the Severance of an Employee or Insider who holds such Options.

         10. TERMINATION OF OPTIONS.

         (a) Except to the extent the terms of an Option require its prior termination, each Option shall terminate on the earliest of the following dates.

                           (i) The date which is ten (10) years from the date on which the Option is granted or five
                                    (5) years from the date of grant in the case of an Incentive Stock Option granted to a Ten Percent Shareholder.

                           (ii) If the Participant was Disabled at the time of Severance, the date of the Severance of the Participant to whom the Option was granted, with respect to unvested Options, and the date which is one (1) year from the date of the Severance, with respect to vested Options.

                           (iii) The date of Severance of the Participant to whom the Option was granted, with respect to unvested Options, and the date which is ninety (90) days from the date of the Severance of the Participant to whom the Option was granted, with respect to vested Options.

                           (iv) The date which is ninety (90) days after the death of the Participant, with respect to vested Options, and the date of death of the Participant, in the case of unvested Options.

                            (v) In the case of any Severance other than one described in Subparagraphs (ii) or (iii) above, the date of the Participant's Severance, with respect to unvested Options, and the date that is ninety (90) days from the date of the Participant's Severance, with respect to vested Options.

         11. NON-TRANSFERABILITY OF OPTIONS.

         (a) During the lifetime of the Participant, each Option is exercisable only by the Participant.

         (b) No Option under this Plan shall be assignable or transferable, except by will or the laws of descent and distribution.

         12. ADJUSTMENTS.

         (a) In the event of any change in the capitalization of the Company affecting its Common Stock (e.g., a stock split, reverse stock split, stock dividend, combination, recapitalization, or reclassification), the Committee shall authorize such adjustments as it may deem appropriate with respect to:

                  (i) The aggregate number of shares of Common Stock for which Options may be granted under this Plan;

                  (ii) The number of shares of Common Stock covered by each outstanding Option; and

                  (iii) The exercise price per share in respect of each outstanding Option.

         (b) The Committee may also make such adjustments in the event of a spin-off or other distribution (other than normal cash dividends) of Company assets to shareholders.

         13. AMENDMENT AND TERMINATION. The Board may at any time amend or terminate this Plan. The Board may not, however, without the approval of the majority-in-interest of the shareholders of the Company, amend the provisions of this Plan regarding:

                  (a)      The  class  of   individuals   entitled   to  receive
                           Incentive Stock Options.

                  (b) The aggregate number of shares of Common Stock that may be issued under the Plan, except as provided in
                           Section 12 of this Plan.

                  (c) To the extent necessary to comply with Rule 16(b) under the Exchange Act, the Board may not make any amendment without approval of the majority-in-interest of the shareholders of the Company that would:

                           (i) Materially increase the aggregate number of shares of Common Stock which may be issued to Insiders (except for adjustments under Section 12 of this Plan);

                           (ii) Materially modify the requirements as to the eligibility of Insiders to participate; or

                           (iii) Materially increase the benefits accruing to Insiders under this Plan.

         14. TAX WITHHOLDING.

         (a) The Company shall have the right to take such actions as may be necessary to satisfy its tax withholding obligations relating to the operation of this Plan.

         (b) If Common Stock is used to satisfy the Company's tax withholding obligations, the stock shall be valued based on its Fair Market Value when the tax withholding is required to be made.

         15. NO ADDITIONAL RIGHTS.

         (a) The existence of this Plan and the Options granted hereunder shall not affect or restrict in any way the power of the Company to undertake any corporate action otherwise permitted under applicable law.

         (b) Neither the adoption of this Plan nor the granting of any Option shall confer upon any Participant the right to continue performing services for the Company, nor shall it interfere in any way with the right of the Company to terminate the services of any Participant at any time, with or without cause.

         (c) No Participant shall have any rights as a shareholder with respect to any shares covered by an Option until the date a certificate for such shares has been issued to the Participant following the exercise of the Option.

         16. SECURITIES LAW RESTRICTIONS.

         (a) No shares of Common Stock shall be issued under this Plan unless the Committee shall be satisfied that the issuance will be in compliance with applicable federal and state securities laws.

         (b) The Committee may require certain investment or other representations and undertakings by the Participant (or other person acquiring the right to exercise the Option by reason of the death of the Participant) in order to comply with applicable law.

         (c) Certificates for shares of Common Stock delivered under this Plan may be subject to such restrictions as the Committee may deem advisable. The Committee may cause a legend to be placed on the certificates to refer to these restrictions.

         17. EMPLOYMENT OR CONSULTING RELATIONSHIP. Nothing in the Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or any of its Parents or Subsidiaries to terminate any Participant's employment or consulting at any time, nor confer upon any Participant any right to continue in the employ of, or consult with, the Company or any of its Parents or Subsidiaries.

         18. MARKET STANDOFF. Each Participant, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act, shall not sell or otherwise transfer any shares of Common Stock acquired upon exercise of Options during a specified period following the effective date of a registration statement of the Company filed under the Securities Act not to exceed six months; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act after the date of adoption of the Plan which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restriction until the end of such six month period.

         19. SHAREHOLDER'S AGREEMENT. Each Participant who acquires Common Stock through the exercise of Options, if so requested by the Company, shall execute a Shareholder's Agreement which provides for the disposition of the Common Stock in the event the Participant seeks to dispose of his Common Stock or incurs a Severance.

         20. INDEMNIFICATION. To the maximum extent permitted by law, the Company shall indemnify each member of the Board and of the Committee, as well as any other Employee of or Key Consultant to the Company with duties under this Plan, against expenses (including any amount paid in settlement) reasonably incurred by him or her in connection with any claims against him or her by reason of the performance of his or her duties under this Plan, unless the losses are due to the individual's gross negligence or lack of good faith.

         21. GOVERNING LAW. This Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of California. The venue for any legal proceeding under this Plan will be in the appropriate forum in the County of Los Angeles, State of California.


Date: January 31, 2002                              LATINOCARE MANAGEMENT CORP.,
                                                    a Nevada Corporation

                                                    BY:
                                                       ------------------------
                                                       Jose Gonzalez, President

                                    EXHIBIT D
                           STOCK OPTION AGREEMENT FOR
                           LATINOCARE MANAGEMENT CORP.

                        STOCK OPTION AGREEMENT UNDER THE
                           LATINOCARE MANAGEMENT CORP.
                                STOCK OPTION PLAN

         THIS STOCK OPTION AGREEMENT (the "Agreement") is dated as of [Date] by and between Latinocare Management Corp. a Nevada corporation (the "Company"), and [Name of Optionee] (the "Optionee") pursuant to the Company's 2002 Stock Option Plan for Directors, Executive Officers, Employees and Key Consultants of Latinocare Management Corp. and its Subsidiaries (the "Plan"). For purposes of this Agreement, references to "Company" include its Parent and Subsidiaries (as those terms are defined in the Plan).

         Pursuant  to   authorization   by  the   Committee  of  the  Plan  (the
"Committee") appointed by the Board of Directors of the Company, the parties agree as follows:

         1. GRANT OF OPTION.

         The Company hereby grants to the Optionee the right (the "Option") to purchase all or any portion of [Number] shares (the "Shares") of the Common Stock of the Company (the "Common Stock") at a purchase price of [Exercise Price] per share (the "Option Price").

         2. TERM OF AGREEMENT.

         This Agreement shall terminate upon the earliest of the following events:

                  (a) Ten (10) years from the date on which the Option was granted to the Optionee under this Agreement.

                  (b) In the case of the termination of the Optionee's position as an officer and director and employee and consultant of the Company, as the case may be, which results in a "Severance" as defined in
         Section 2(t) of the Plan, this Agreement shall terminate with respect to all unvested Options on the date of the Severance, and with respect to vested Options, the earlier of (i) ten (10) years from the date of grant or (ii) one (1) year from the date of Severance if the Optionee was disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code) at the time of his or her Severance, or (iii) ninety (90) days immediately subsequent to his or her Severance for any reason.

                  (c) The Optionee's Severance (whether by reason of death or otherwise) shall not accelerate the number of Shares with respect to which an Option may be exercised.


         3. EXERCISABILITY. The Option shall vest and be exercisable in accordance with the following schedule:



NAME OF GRANTEE                      DATE OF        NUMBER OF          VESTING             EXERCISE       EXPIRATION
                                     GRANT          OPTIONS            SCHEDULE            PRICE          DATE
------------------------------------ -------------- ------------------ ------------------- -------------- -----------------

[Name of Optionee]                   [Date of       [Number of         [Vesting Schedule]  [Exercise      [Expiration
                                     Grant]         Options]                               Price]         Date]

--------------------------------------------

(1) The exercise price is equal to the fair market value on the date of the issuance of the options. Each stock option will confer upon the holder the right to purchase one share of the Company's common stock for a price of [Exercise Price] per share at any time from the vesting date to the expiration date.


         4. METHOD OF EXERCISING. This Option may be exercised by the Optionee upon delivery of the following documents to the Company at its principal executive offices:

         (a) Written notice specifying the number of full Shares to be purchased;

         (b) Payment of the full purchase price therefor in cash, by check, or in such other form of lawful consideration as the Committee may approve from time to time;

         (c) Such agreements or undertakings that are required by the Committee pursuant to the Plan; and

         (d)      Payment of any taxes which may be required.

         5. ASSIGNMENTS.

         (a) This Option shall be exercisable only by the Optionee during the Optionee's lifetime.

         (b) The rights of the Optionee under this Agreement may not be assigned or transferred except by will or by the laws of descent and distribution.

         6. NO RIGHTS AS A SHAREHOLDER. The Optionee shall have no rights as a shareholder of any Shares covered by this Option until the date a certificate for such Shares has been issued to him or her following the exercise of the Option.

         7. INTERPRETATION OF AGREEMENT.

         (a) This Agreement is made under the provisions of the Plan and shall be interpreted in a manner consistent with it.

         (b) Any provision in this Agreement inconsistent with the Plan shall be superseded and governed by the Plan. A copy of the Plan is attached hereto as Exhibit A.

         8. LEGENDS ON CERTIFICATES. The Optionee acknowledges that the certificates representing the Shares issued upon exercise of this Option may bear such legends and be subject to such restrictions on transfer as the Company may deem necessary to comply with all applicable state and federal securities laws and regulations.

         9. MARKET STANDOFF. The Optionee, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act of 1933, as amended (the "Act"), shall not sell or otherwise transfer any shares of Common Stock acquired upon the exercise of the Option granted herein during the six month period following the effective date of a registration statement of the Company filed under the Act; provided, however, that such restriction shall only apply to the first registration statement of the Company to become effective under the Act after the date of adoption of the Plan which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restriction until the end of such six month period.

         10. INCENTIVE STOCK OPTION. To the extent permitted under Section 422 of the Internal Revenue Code of 1986, as amended, the stock options granted under this Agreement shall be designated as Incentive Stock Options, as that term is defined in the Plan. To the extent any stock options granted under this Agreement may not be designated as Incentive Stock Options, such stock options shall be designated as non-qualified stock options.

         11. NOTICES. Any notice to be given under the terms of this Agreement must be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to Optionee must be addressed to such Optionee at the address maintained by the Company for such person or at such other address as the Optionee may specify in writing to the Company.

         12. BINDING EFFECT. This Agreement and any amendment hereto, will be binding upon the parties hereto, their successors, heirs, next of kin, executors, administrators, personal representatives, legal representatives, assignees, creditors, including receivers, and all other persons with notice or knowledge of the provisions hereof.

         13. CHOICE OF LAW AND VENUE. This Agreement is made and entered into in the State of California. It is the intention of the parties that this Agreement will be subject to and will be governed by and construed in accordance with the internal laws of the State of California without reference to its choice of law provisions. Any legal proceeding arising out of this Agreement will be brought only in a state of federal court of competent jurisdiction sitting in the County of Los Angeles, State of California, and all parties hereto agree that venue will lie therein and agree to submit themselves to the personal jurisdiction of such court.

         14. CONSTRUCTION. The captions contained in this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. The language of this Agreement will be construed as to its fair meaning and not strictly for or against any party.

         15. SEVERABILITY. The provisions of this Agreement are independent of and severable from each other, and no provision will be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part. Further, if a court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable as written, such court may interpret, construe, rewrite or revise such provision, to the fullest extent allowed by law, so as to make it valid and enforceable consistent with the intent of the parties hereto.

         16. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original as against any party hereto whose signature appears hereon, and all of which will together constitute one and the same instrument. This Agreement will become binding when one or more counterparts hereof, individually or taken together, bears the signatures of all of the parties reflected hereon as the signatories.

         17. APPLICATION OF PLAN. The Company has delivered and the Optionee hereby acknowledges receipt of a copy of the Plan. The parties agree and acknowledge that the Option granted hereunder is granted pursuant to the Plan and subject to the terms and provisions thereof, and the rights of the Optionee are subject to modifications and termination in certain events as provided in the Plan.

         IN WITNESS WHEREOF, the Company and the Optionee have executed this Agreement as of the date first above written.

OPTIONEE:                                      LATINOCARE MANAGEMENT CORP.


BY:                                            BY:
----------------------------                   -------------------------------
                                               Jose J. Gonzalez, President

                                    EXHIBIT A

                           LATINOCARE MANAGEMENT CORP.
                             2002 STOCK OPTION PLAN